                                                                   EXHIBIT 10.34


                         REGISTRATION RIGHTS AGREEMENT

                                by and between

                     Quantum Technologies Worldwide, Inc.

                                      and

                          General Motors Corporation


                                  Dated as of

                                 June 12, 2001

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

                                   CONTENTS

1.   Definitions...........................................................      1
2.   Request for Registration..............................................      2
3.   Company Registration..................................................      3
4.   Form S-3 Registration.................................................      4
5.   Obligations of the Company............................................      4
6.   Furnish Information...................................................      6
7.   Expenses of Registration..............................................      6
8.   Underwriting Requirements.............................................      7
9.   Delay of Registration.................................................      8
10.  Indemnification.......................................................      8
11.  Reports Under the Act.................................................     11
12.  Assignment of Registration Rights.....................................     11
13.  Limitations on Subsequent Registration Rights.........................     12
14.  Termination of Registration Rights....................................     12
15.  Miscellaneous.........................................................     12
     15.1  Notices.........................................................     12
     15.2  Amendments and Waivers..........................................     13
     15.3  Governing Law; Jurisdiction; Venue..............................     13
     15.4  Successors and Assigns..........................................     13
     15.5  Severability....................................................     13
     15.6  Entire Agreement; Counterparts..................................     13

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

                       QUANTUM TECHNOLOGIES WORLDWIDE,
                                     INC.

                         Registration Rights Agreement


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 12, 2001, by and among QUANTUM TECHNOLOGIES WORLDWIDE, INC., a Delaware corporation (the "Company"), and GENERAL MOTORS CORPORATION, a Delaware corporation (the "Investor ").

                                    RECITALS

     A. The Company is proposing to issue and transfer newly authorized shares of its Series A Common Stock, $0.001 par value per share (such Series A Common Stock and such shares of Common Stock into which it is convertible, the "Common Stock") to the Investor.

     B. The execution of this Agreement by the parties is a condition to the obligation of the Investor to acquire the Common Stock.

     C. The Company and the Investor desire to enter into this Agreement to facilitate the transfer and acquisition of the Common Stock.

     D. This Agreement shall become effective as of the STA Closing ("Effective Date"), as defined in the Stock Transfer Agreement.

                                   AGREEMENT

1.   Definitions

     For purposes of this Agreement, the following terms have the following meanings:

     (a) "Form S-3" means such form under the Securities Act of 1933, as amended (the "Act"), as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

     (b) "Holder" means the Investor, and any person who shall hereafter acquire at least 15% of the Common Stock held by the Investor as of the Effective Date of this Agreement, so long as such Investor or other party holds Registrable Securities;

     (c) "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or order of effectiveness of such registration statement or document;

     (d) "Registrable Securities" means (i) any Common Stock of the Company held as of the date hereof by the Investor or hereafter acquired by the Investor and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned and any Common Stock which the holder thereof is entitled to sell into the public market;

     (e) "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

     (f)  "SEC" means the Securities and Exchange Commission.

2.   Request for Registration

     (a) If the Company shall receive, at any time after the earlier of (i) three (3) years after the Effective Date or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company to the general public, a written request from the Holders of a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement (other than on Form S-3) under the Act covering the registration of Registrable Securities having an aggregate proposed offering price to the public of at least $20,000,000, then the Company shall, within twenty (20) business days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request to be given within thirty (30) business days of the mailing of such notice by the Company.

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

     (b) The Company is obligated to effect only two (2) registrations pursuant to this Section 2.

     (c) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders requesting a registration pursuant to this Section 2 within thirty (30) business days of receiving such request: (i) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) calendar days after receipt of the request of the Initiating Holders; provided, however, that the Company may not use this right more than once in any twelve (12)-month period, or (ii) a certificate signed by the President of the Company stating that the Company intends within ninety (90) calendar days of the date of such certificate to file a registration statement for the initial public offering of securities of the Company to the general public, in which case the Company shall not be obligated to effect the registration requested pursuant to this Section 2 for a period of one hundred eighty (180) calendar days following the effective date of such initial public offering; provided, however, that the Company shall promptly notify the
          --------  -------
Initiating Holders requesting a registration pursuant to this Section 2 of any decision by the Company to abandon or indefinitely delay such initial public offering.

3.   Company Registration

     If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall, at each such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each such Holder given within twenty
(20) business days after the mailing of such notice by the Company, the Company shall, subject to the provisions of Section 8, use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the Company decides for any reason not to complete the registration of shares of Common Stock other than Registrable Securities, the Company shall have no obligation under this Section 3 to continue with the registration of Registrable Securities. Any request pursuant to this Section 3 to register Registrable Securities as part of an underwritten

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

public offering of Common Stock shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration.

4.   Form S-3 Registration

     (a) If the Company shall receive a written request from the Holders of fifty percent (50%) of the Registrable Securities then outstanding that the Company effect a registration on Form S-3, then the Company shall, within ten
(10) business days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request to be given within thirty (30) business days of the mailing of such notice by the Company.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this Section 4 if: (i) Form S-3 is not available for such offering by the Holders; (ii) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters' discounts or commissions) of less than $10,000,000; (iii) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be filed at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) calendar days after receipt of the request of the Holders under this Section 4; provided,
                                                                  --------
however, that the Company shall not use this right more than once in any twelve
-------
(12)-month period; (iv) the Company has, within the twelve (12)-month period preceding the date of such request, already effected two (2) such registrations on Form S-3 for the Holders pursuant to this Section 4; or (v) the Company within the twelve (12)-month period preceding the date of such request has effected a registration of securities in which the Holders of Registrable Securities requesting registration pursuant to this Section 4 were entitled and given timely notice to participate to the fullest extent they desired upon receipt of notice pursuant to Section 2 or 3.

5.   Obligations of the Company

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) calendar days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request to facilitate the disposition of all securities covered by such registration statement.

          (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such registration shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement, during the time when a prospectus is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) At the request of any Holder selling Registrable Securities in such registration, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection such registration (i) an opinion, dated such date, of legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by Company counsel to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          (h) List the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or qualify the Registrable Securities being registered for inclusion on Nasdaq if the Company does not have a class of equity securities listed on a national securities exchange.

          (i) Provide a transfer agent and registrar for the securities being registered and a CUSIP number, not later than the effective date of the registration statement.

6.   Furnish Information

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

7.   Expenses of Registration

     In connection with any registration pursuant to Sections 2 and 3 of this Agreement, the Company shall be responsible for the payment of all reasonable expenses of the registration, with the exception of (a) underwriting discounts and commissions, which shall be paid by the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them, and (b) the fees and expenses of more than one law firm acting as counsel to the selling Holders selected by a majority in interest of the selling Holders, which additional counsel, if any, shall be paid by the Holder or Holders that engage such counsel. The expenses to be paid by the Company shall include, without limitation, all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Holders; provided, however, that the Company shall not
                                 --------  -------
be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn (other than a withdrawal due to a material adverse change in the Company's business or financial condition), unless, in the event of a registration initiated pursuant to the

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

provisions of Section 2, the Holders of a majority of the Registrable Securities agree to forfeit the right to one demand registration. All expenses incurred in connection with a registration requested pursuant to Section 4, including, without limitation, all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company shall be borne pro rata by the Holder or Holders participating in the Form S-3 registration.

8.   Underwriting Requirements

     (a) The Holders under Section 2 must distribute the Registrable Securities covered by their request by means of a public offering underwritten by a reputable national or regional underwriter. The right of any Holder to include its Registrable Securities in such registration under Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section 5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders. Notwithstanding any other provisions of
Section 2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Holders shall so advise all Holders of Registrable Securities which would otherwise have been underwritten pursuant to Section 2, and the number of shares of Registrable Securities that may be included in the registration shall be apportioned first pro rata among the selling Holders, including the Initiating Holders, according to the total amount of Registrable Securities requested to be sold in such registration by such Holders, then to the Company and then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders.

     (b) The Company shall not be required under Section 3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the underwriters advise the Company that marketing factors require a limitation on the number of shares, including Registrable Securities, to be included in such offering, then the Company shall so advise all Holders of Registrable Securities that would otherwise have been underwritten pursuant to Section 3, and the number of shares, including Registrable Securities, that may be included in the registration shall be apportioned first to the Company, then pro

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

rata among the selling Holders according to the total amount of Registrable Securities requested to be sold in such registration by such Holders, then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders; provided, that in no event shall the amount of
                              --------
securities of the selling Holders included in the registration be reduced below twenty percent (20%) of the total amount of securities included in such registration, unless such registration is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and provided no other shareholder's securities are included.

9.   Delay of Registration

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.  Indemnification

     In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any actual expenses (including legal fees and costs), losses, claims, damages (including settlement amounts) or liabilities (joint or several) (collectively, "Losses") to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, untrue in light of the circumstances under which they were made, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

any state securities law. The Company will reimburse (as incurred) each such Holder, underwriter or controlling person for any Losses reasonably incurred by them in connection with investigating or defending any Violations; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any Losses that arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company and its officers, directors, agents and employees, each underwriter and each other Holder selling securities in such registration statement, and any person who controls any of the foregoing within the meaning of the Act or the 1934 Act, against any Losses to which the Company or such officer, director, agent, employee, or underwriter or other selling Holder or controlling person may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse (as incurred) any Losses reasonably incurred by the Company or its officers, directors, agents, employees, or underwriters or other selling Holders or controlling persons in connection with investigating or defending any Violations; provided, however, that (i) the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Holder, which consent shall not be unreasonably withheld and (ii) the obligations of such Holders shall be limited to an amount equal to the gross proceeds to each such Holder of Registrable Securities sold as contemplated herein, except in the instance of fraud.

          (c) Promptly after receipt of notice of the commencement of any action (including any governmental action), an indemnified party will, if a claim is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time after notice of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 10 to the extent such failure is prejudicial to its ability to defend such action, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 10.

          (d) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Losses as well as any other relevant equitable considerations; provided that, in no event shall any contribution by a Holder
                --------
under this Section 10(d) exceed the gross proceeds to each such Holder, except in the case of fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation resulting in such Losses relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 10 shall survive the completion of any offering of Registrable Securities and the termination of Registration Rights pursuant to Section 14.

11.  Reports Under the Act

     With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) calendar days from the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act (at any time after ninety (90) calendar days from the date on which it becomes subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such Form S-3.

12.  Assignment of Registration Rights

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided, that the Company is, within a
                               --------
reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further,
                                                              --------  -------
that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and that such transferee or assignee is a transferee or assignee that after the transfer or assignment holds at least 15% of the amount of Registrable Securities held by the Investor as of the date hereof.

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

13.  Limitations on Subsequent Registration Rights

     From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to: (a) include such securities in any registration filed under Section 2, 3 or 4, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included; or (b) make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in
Section 2(a) or within one hundred eighty (180) calendar days of the effective date of any registration effected pursuant to Section 2.

14.  Termination of Registration Rights

     The registration rights granted under Sections 2, 3 and 4 of this Agreement shall terminate as to all Holders on the earlier of (i) the tenth anniversary of the closing of the initial public offering of the Company's securities and (ii) the termination of the Corporate Alliance Agreement.

15.  Miscellaneous

     15.1  Notices

     Any notice required by the terms of this Agreement shall be given in writing and shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested, (b) delivered by a nationally recognized overnight courier, (c) sent by conformed facsimile or (d) otherwise delivered by hand or by messenger. Notice shall be addressed to the Company at its principal executive office and to the Investor or Holder at the address listed on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other party given in the foregoing manner. If notice is provided by mail, notice shall be deemed to be given upon receipt as evidenced by postal records; if by overnight courier, notice shall be deemed to be given twenty-four (24) hours after deposit; if by facsimile, upon completion of such facsimile transmission as conclusively evidenced by the transmission receipt; and if by hand or messenger, upon receipt.

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

     15.2  Amendments and Waivers

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority the Registrable Securities then outstanding. Additional Holders may be added to this Agreement with such consent by amending Schedule A and adding a signature page executed by such additional Holder.

     15.3  Governing Law; Jurisdiction; Venue

     This Agreement shall be governed by and construed under the laws of the state of Delaware without regard to principles of conflict of laws. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Orange County, California, in connection with any action relating to this Agreement.

     15.4  Successors and Assigns

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties as provided herein.

     15.5  Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     15.6  Entire Agreement; Counterparts

     This Agreement constitutes the entire agreement between the parties about its subject and supersedes all prior agreements. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                        THE COMPANY

                              QUANTUM TECHNOLOGIES WORLDWIDE, INC.
                              By:    /s/ Syed F. Hussain
                                 ______________________________
                                 Name:   Syed F. Hussain
                                 Title:  President and CEO

                              Address:   17872 Cartwright Road
                                         Irvine, CA  92614

                              Telephone: (949) 399-4511
                              Facsimile: (949) 474-3086


                        INVESTOR

                              GENERAL MOTORS CORPORATION
                              By:    /s/ Lawrence D. Burns
                                  ______________________________
                                  Name:  Lawrence D. Burns
                                  Title: Vice President, GM Research &
                                         Development and Planning

                              Address:   30500 Mound Road
                                         M/C: 480-106-EX2
                                         Warren, MI 48090-9055

                              Telephone: (810) 986-2500
                              Facsimile: (810) 986-6347

Registration Rights Agreement                         QUANTUM TECHNOLOGIES, INC.

                        Schedule A -Additional Holders
                      under Registration Rights Agreement


                                                        Number
                    Holder Name                        of Shares
 ----------------------------------------------  -------------------